Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Nilam Resources, Inc. (the "Company") for the quarter ended October 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, Treasurer, Secretary and the principal accounting and financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of theSecurities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents in all material respects thefinancial condition and results of operations of Nilam Resources Inc.

Date: December 6, 2007	/s/ Vare Grewal Vare Grewal acting Chief Executive Officer, Treasurer, Secretary, and Chief Accounting and Financial Officer